Exhibit 99.1

Evolution Metals & Technologies Corp. Receives First Non-China NdPr Metal Shipment for Defense-Compliant Rare Earth Magnet Production, Aligning with New White House Executive Order

Five metric ton delivery from SRE Vietnam operationalizes Evolution’s ex-China feedstock chain for U.S. defense-compliant high-performance rare earth permanent magnets

Delivery further aligns the Company with the July 20, 2026 White House Executive Order on critical defense supply chains and the January 1, 2027 DFARS deadline restricting prohibited-country rare earth magnets in U.S. defense systems, and the $12 Billion Project Vault

MIAMI, FL – July 22, 2026 – Evolution Metals & Technologies Corp. (“EM&T” or the “Company”) (Nasdaq: EMAT), a U.S.-based midstream critical materials and advanced manufacturing company specializing in rare earth permanent magnets, battery materials, and related technologies, today announced that it has taken delivery of the first shipment of five metric tons of NdPr metals for the manufacture of high performance magnets that are compliant with new federal regulations requiring U.S. defense systems to exclude magnets that are sourced or originated from certain prohibited countries. The Company views this development as directly aligned with the Trump administration’s July 20, 2026 Executive Order “Securing America’s Defense Supply Chains and Ensuring Domestic Acquisition of Critical Materials”, as well as with the existing January 1, 2027 DFARS 252.225-7052 sourcing deadline for rare earth permanent magnets in U.S. defense systems.

EM&T recently contracted with Senri Trading Co., Ltd. (“Senri”) to purchase bulk quantities of NdPr metal from SRE Vietnam (“SRE”), a wholly-owned subsidiary of Tokai Trading Co., Ltd. (“Tokai”) in Japan. The deliveries of compliant NdPr metal allows EM&T to produce high-performance magnets that are compliant with DFARS 252.225-7052. The initial delivery of five tons of NdPr metals is the first stage of an agreement for SRE to scale deliveries to support EM&T’s increased production capacity, expected to reach approximately 10,000 metric tons per annum by November 2026. As previously announced, EM&T has also contracted with ULVAC for the delivery of additional magnet-making equipment that will increase the Company’s total capacity.

Under DFARS 252.225-7052, effective January 1, 2027, U.S. defense contractors will be prohibited from delivering to the Department of War rare earth magnets containing materials mined, refined, separated, melted, or produced in China, Russia, North Korea, or Iran. Because the People’s Republic of China appropriates most of the world’s NdPr metal, the majority of globally available magnet supply is expected to become non-compliant absent qualified ex-China feedstock and manufacturing. The July 20, 2026 Executive Order sharply tightens enforcement by ending routine waivers, requiring a formal mitigation plan for any exception, and eliminating the “non-availability” argument unless a contractor demonstrates active, adequately funded, and ongoing efforts to qualify a domestic or allied source. The Executive Order follows the Trump administration’s January 2026 Section 232 Proclamation identifying rare earth permanent magnets as “vital to nearly all electronics and vehicles” and also follows the February 2026 launch of the $12 billion Project Vault critical minerals reserve.

“We are unaware of any other commercial operation today that can produce magnets that are compliant with the DFARS 252.225-7052 regulation that goes into effect for U.S. defense systems on January 1, 2027. The Executive Order signed by President Trump on July 20, 2026 is the clearest signal to date that Washington intends to enforce, not merely legislate, a defense supply chain independent of China. Its requirement of ‘active, adequately funded, and ongoing efforts’ to qualify domestic or allied sources - rather than paper commitments or perpetual reliance on waivers - is precisely the standard we have been meeting for years, through binding equipment purchase orders with ULVAC, multi-grade Tier-1 OEM quality certifications, and now the delivery of non-China rare earth feedstock to our commercial production facilities. We expect the shipments to increase scale by volume, with continued traceability for the United States Government Department of War,” said David Wilcox, Executive Chairman of EM&T.

“The overwhelming majority of rare earth magnets are manufactured in China or produced from China oxides, so building a supply chain independent of China and adversaries has been decades in the works. Significantly, rare earth metals EM&T has procured from SRE are produced entirely from non-China materials, starting from ore to oxide to metal refining. Evolution will be converting NdPr metals into alloys and ultimately into magnets at our commercial facilities in South Korea - which makes our magnets compliant with the recent United States government transparency policy,” said Frank Moon, Chief Executive Officer, EM&T.

“Fulfilling this critical need for the U.S. Department of War is a top priority for the Company,” said Andrew Knaggs, President, EM&T. “Evolution has a deep understanding of the national security sector’s requirements in this area, and we are uniquely positioned to deliver timely solutions in the form of high-performance, compliant rare earth magnets and other materials.”

Mine-to-Magnet DOW compliant delivery

EM&T is U.S owned and currently operates as a mid-stream and down-stream manufacturer of rare earth magnets on a commercial scale, with more than 18 years of selling these high-performance magnets. With operations in South Korea, the Company plans to build out additional capacity in the United States. Unlike other companies focused primarily on exploration or mine development, EM&T continually partners throughout the world to source materials required for expanding its processing and manufacturing operations. With today’s delivery of non-China NdPr metal - combined with the Company’s more than 18 years of commercial-scale rare earth magnet production, its binding purchase orders for thirteen ULVAC sintered magnet production machines, and its multi-grade Tier-1 OEM customer quality certifications across six grades of high-performance sintered NdFeB magnets - EM&T believes it is the only known commercial-scale mid-and-down-stream producer positioned to supply U.S. defense-compliant high-performance rare earth permanent magnets to prime contractors and their subcontractors under the mitigation-plan framework of the July 20 Executive Order and the January 1, 2027 DFARS 252.225-7052 deadline.

About Evolution Metals & Technologies Corp.

Evolution Metals & Technologies Corp. (Nasdaq: EMAT) is a U.S.-based critical materials and advanced manufacturing company for rare earth permanent magnets, battery materials, and related critical minerals and technologies. By leveraging proven commercial-scale operations, advanced processing technologies, and strategic partnerships, EM&T operates what it believes is the only vertically integrated critical materials supply chain spanning end-of-life electronics and batteries, high-grade concentrates, and the manufacture of finished rare earth magnets (including high-performance rare earth magnets) and battery materials. For additional information, please visit https://investors.evolution-metals.com.

Cautionary Note Regarding EMAT Forward-Looking Statements

This press release may contain forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding EMAT’s plans, objectives, expectations, projections, strategies, anticipated production capacity, expansion plans, customer qualifications and certifications, machine delivery timelines, competitive positioning, non-China feedstock sourcing arrangements and expected delivery volumes, compliance with DFARS 252.225-7052 and the July 20, 2026 Executive Order Securing America’s Defense Supply Chains and Ensuring Domestic Acquisition of Critical Materials, the Company’s ability to serve as a compliant supplier to U.S. defense prime contractors and their subcontractors under the mitigation-plan framework, and commercial operations. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to statements regarding future business strategy, production capacity, plans and goals, competitive strengths, and expansion and growth of our business. These forward-looking statements, along with terms such as “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “believes,” “positioned,” and other comparable terms, involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. Those risks include risks related to changes in our operations; uncertainties concerning estimates and projections; industry-related risks; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors, equipment suppliers, and consultants; risks related to customer qualification and certification timelines and outcomes; risks related to customer concentration and customer relationships; risks related to the interpretation, enforcement, amendment, or repeal of DFARS 252.225-7052 and the July 20, 2026 Executive Order and related U.S. Government regulations; risks related to non-China feedstock sourcing, including timing and volume of deliveries under supply arrangements with Senri Trading Co., Ltd. and its affiliates; risks related to defense contractor customer qualification under mitigation-plan frameworks and traceability documentation requirements; risks that the Company’s competitive positioning as a compliant supplier may not materialize as expected; and risks related to machine delivery schedules, commissioning timelines, and production ramp-up. Those statements include statements regarding the intent, belief, or current expectations of EMAT and its management, as well as the assumptions on which such statements are based. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated, or intended. While these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance, or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this press release, those results, performance, or achievements may not be indicative of results, performance, or achievements in later periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this press release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments unless required by law. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including risks related to execution, financing, regulatory approvals, equipment delivery, customer qualification and certification, and market conditions. Additional information concerning these and other factors that may impact EMAT’s expectations and projections can be found in filings it makes with the SEC, including the Annual Report on Form 10-K of EMAT for the year ended December 31, 2025 filed with the SEC on February 20, 2026 and the Report on Form 10-Q of EMAT for the three months ended March 31, 2026 filed with the SEC on May 22, 2026, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by EMAT. SEC filings are available on the SEC’s website at www.sec.gov.

Investor Relations Contacts (EM&T):

Judith McGarry
Evolution Metals & Technologies Corp.
investor.relations@evolution-metals.com

Arx Investor Relations
North American Equities Desk
EMAT@arxhq.com